Exhibit 10.20A

EXECUTION VERSION

TRADEMARK ASSIGNMENT AGREEMENT

This TRADEMARK ASSIGNMENT AGREEMENT (this “Assignment Agreement”) is made and entered into as of June [    ], 2014 (“Effective Date”) by and between VIVINT, INC., a Utah corporation, with its principal office 4931 North 300 West, Provo, Utah 84604 (“Assignor”), and VIVINT SOLAR LICENSING LLC, a Delaware limited liability company, with its principal office at 4931 North 300 West, Provo, Utah 84604 (“Assignee”, each of Assignor and Assignee a “Party”, and collectively, the “Parties”).

RECITALS

WHEREAS, Assignor and Vivint Solar, Inc. (“Vivint Solar”) are affiliate business entities, under the common control and ownership of 313 Acquisition, LLC, a Delaware limited liability company;

WHEREAS, Assignor owns the name and mark “Vivint Solar,” including those United States and foreign trademarks set forth on Schedule A attached hereto, and all common-law rights associated therewith and all goodwill of the business associated therewith and symbolized thereby (collectively, the “Marks”);

WHEREAS, the Marks were previously licensed by Assignor to Vivint Solar beginning on June 1, 2011, pursuant to that certain Trademark / Service Mark License Agreement, dated of June 1, 2011, as amended and restated by that certain Amended and Restated Trademark / Service Mark License Agreement, dated as of June 10, 2013 (the “Prior License”);

WHEREAS, Assignor and Vivint Solar entered into that certain Limited Liability Company Agreement, dated on or about the date hereof, pursuant to which, inter alia, Assignor and Vivint Solar are members and Vivint Solar is manager of the Assignee;

WHEREAS, Assignor wishes to hereby assign to Assignee, and Assignee wishes to acquire from Assignor, all right, title and interest to the Marks;

WHEREAS, simultaneous with this Agreement, Assignor and Vivint Solar are terminating the Prior License, and Assignee is exclusively licensing the Marks to Vivint Solar pursuant to that Trademark License Agreement dated [                    ] (the “Vivint Solar License”); and

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby established, and in consideration of the terms and conditions set forth herein, the Parties agree as follows:

1. Definitions. Capitalized terms not otherwise defined in this Assignment Agreement will have the following meanings:

(a) “Assigned Property” means the Marks, and all trademark, copyright, trade dress and similar rights, if any, incorporated in or protecting the Marks, including any logos or graphic elements included in the Marks.

(b) “Encumbrance” means any equitable interest, mortgage, lien, option (including any right to acquire, right of pre-emption or conversion), pledge, hypothecation, security interest, title retention, easement, encroachment, right of first refusal or negotiation, adverse ownership claim or restriction of any kind, including any restriction on transfer assignment or granting as security, or relating to quiet enjoyment, voting, transfer, receipt of income or exercise of any other attribute of ownership, or any agreement to create any of the foregoing.

(c) “Marks” means the trademarks listed on Schedule A. For clarity, such Marks include only the name and mark “Vivint Solar” as a whole.

2. Assignment to Vivint Solar; Restrictions. Assignor hereby irrevocably and unconditionally assigns to Assignee, all of Assignor’s right, title, and interest in and to the Assigned Property, together with the goodwill of the business symbolized by the Marks, for the purpose of granting the Vivint Solar License to Vivint Solar, as successor of the business to which the Marks relate. Assignor further irrevocably and unconditionally assigns to Assignee the right to bring all claims for past, present, and future infringement, misappropriation, or other violation of the Assigned Property, including all rights to sue for and to receive and recover all profits and damages accruing from an infringement, misappropriation, or other violation as well as the right to grant releases for past infringements. For clarity, the foregoing assignment does not include or assign to Assignee any of Assignor’s right, title or interest in any other names or marks containing or comprising the term “Vivint,” all of which are retained by Assignor. Assignor and Assignee will execute the short-form assignment attached as Exhibit A.

3. Further Assurances. Assignor will take all actions and execute all documents as Assignee may reasonably request, at the expense of Vivint Solar, to:

(a) effectuate the above transfer to Assignee of the Assigned Property, and the vesting of complete and exclusive ownership in Assignee of the Assigned Property; and

(b) provide Assignee with evidence of Assignor’s rights and priority in and Assignor’s use of the Assigned Property prior to the Effective Date, in any judicial, opposition, or other proceedings in respect of the Assigned Property, including for revocation of any of Assignor’s rights in the Assigned Property.

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(Vivint Solar Licensing, LLC)

4. Representations and Warranties. Assignor represents and warrants to Assignee that: (a) Assignor exclusively owns all right, title and interest in and to the applications on Schedule A; (b) Assignor has not granted (and during the term of, and for five (5) years after termination of, the Vivint Solar License) will not grant any licenses or other rights to the Marks to any third party; (c) Assignor has not granted to any third party any Encumbrance in the Assigned Property other than as set forth on Schedule B; (d) there are no legal actions, investigations, claims, or proceedings pending or threatened in writing against Assignor relating to the Assigned Property, other than as set forth on Schedule B; (e) to the knowledge of Assignor, the Assigned Property does not violate any trademark, trade dress, copyright or similar right of any third party under the laws of the United States of America or any state or territory thereof (but not, for the avoidance of doubt, the laws of any foreign country) and (f) Assignor will not at any point after the Effective Date during the term of, and for five (5) years after termination of, the Vivint Solar License challenge the validity of the transfer or of Assignee’s rights in the Assigned Property. Assignee agrees that, except for and subject to the above representations and warranties, the Assigned Property is assigned to Assignee on an “as is” and “where is” basis, and Assignor expressly disclaims any and all other representations and warranties of any kind, either express or implied, including any warranties of validity, enforceability or infringement or dilution of any third-party rights.

5. Indemnification. Assignor will defend, indemnify, and hold harmless Assignee, and Assignee’s officers, directors, shareholders, successors, and assigns, from and against all losses, liabilities, and costs including, without limitation, reasonable attorneys’ fees, expenses, penalties, judgments, claims and demands of every kind and character that Assignee, its officers, directors, shareholders, successors, and assigns may incur, suffer, or be required to pay arising out of, based upon, or by reason of the breach by Assignor of any of the representations or warranties made by Assignor in Section 4 of this Assignment Agreement.

6. Miscellaneous.

(a) Expenses. All costs and expenses, including fees and disbursements of counsel, financial advisors, and accountants, incurred in connection with this Assignment Agreement will be paid by the Party incurring those costs and expenses.

(b) Arms-Length. Each Party acknowledges and agrees that the Assignment Agreement is the product of an arm’s-length negotiation, without duress, coercion, or collusion, and will be interpreted as agreements between two Parties of equal bargaining strength. It is the Parties’ intention that the Assignment Agreement reflects the conditions which would be obtained between comparable, independent persons in substantially similar transactions (taking into account the relative responsibilities and risks between the Parties) and comparable circumstances (taking into account the location, market, and economic conditions), thereby providing the closest approximation of the workings of the open market.

(c) Entire Agreement. This Assignment Agreement constitutes the entire agreement between the Parties and supersedes all prior oral and written negotiations, communications, discussions, and correspondence pertaining to the subject matter of this Assignment Agreement.

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(Vivint Solar Licensing, LLC)

(d) Headings, “including.” The article and section headings and any table of contents in the Agreement are for reference and convenience only and will not be considered in the interpretation of any of the Assignment Agreement. The term “including” means by way of example and not of limitation.

(e) Amendments and Waivers. This Assignment Agreement may only be amended or modified by an instrument in writing signed by each Party’s President or Chief Executive Officer or Managing Member, as applicable.

(f) Binding Effect. This Assignment Agreement will be binding upon and inure to the benefit of the Parties and their respective heirs, legal representatives, successors, and permitted assigns. The Parties agree that Vivint Solar will be a third-party beneficiary of Sections 3-5 of this Assignment Agreement, with the right to enforce same directly against Assignor without the consent of Assignee, and that any recovery obtained by Vivint Solar when acting as a third-party beneficiary shall be solely for the benefit of (and will be paid directly to) Vivint Solar.

(g) Governing Law. The interpretation and enforceability of this Assignment Agreement and the rights and liabilities of the Parties under this Assignment Agreement will be governed by the laws of the State of Utah without giving effect to any principles of conflict of laws.

(h) Jurisdiction. Each Party hereby irrevocably submits to the personal jurisdiction of any state or federal court sitting in the State of Utah, County of Salt Lake, in any suit, action or proceeding arising out of or relating to any of this Assignment Agreement. Each Party hereby irrevocably waives, to the fullest extent permitted by applicable law, any objection which that Party may raise now, or later have, to the laying of the venue of any such suit, action or proceeding brought in such a court and any claim that any such suit, action or proceeding brought in such a court has been brought in an inconvenient forum. Each Party agrees that, to the fullest extent permitted by applicable law, a final judgment in any such suit, action, or proceeding brought in such a court will be conclusive and binding upon such Party, and may be enforced in any court of the jurisdiction in which such Party is or may be subject by a suit upon such judgment.

(i) WAIVER OF JURY TRIAL. EACH PARTY HEREBY WAIVES ITS RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS ASSIGNMENT AGREEMENT, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY EITHER PARTY AGAINST THE OTHER, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. EACH PARTY HEREBY AGREES THAT ANY SUCH CLAIM OR CAUSE OF ACTION WILL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE PREVIOUS SENTENCE, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM, OR OTHER PROCEEDING THAT SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF ANY PORTION OF THIS ASSIGNMENT AGREEMENT. THIS WAIVER WILL APPLY TO ANY SUBSEQUENT AMENDMENT, RENEWAL, SUPPLEMENT, OR MODIFICATION TO THIS ASSIGNMENT AGREEMENT.

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(Vivint Solar Licensing, LLC)

(j) Specific Performance. The Parties agree that irreparable damage would occur if any provision of the Assignment Agreement were not performed in accordance with the terms of the Assignment Agreement, and that the Parties will be entitled to seek specific performance of the terms of the Assignment Agreement, in addition to any other remedy to which they are entitled at law or in equity.

(k) Attorneys’ Fees. In any suit, action, counterclaim, or arbitration brought relating to this Assignment Agreement or the breach or alleged breach of this Assignment Agreement, the prevailing Party will be entitled to recover a reasonable allowance for attorneys’ fees and litigation expenses. For purposes of this Section 7(k), “prevailing Party” will mean: (a) a prevailing Party in any litigation as determined by a court of competent jurisdiction; and (b) a Party who agrees to dismiss an action or proceeding with prejudice upon the other’s payment of the sums allegedly due or performance of convents allegedly breached.

(l) Severability. If any provision of the Assignment Agreement is held by a court of competent jurisdiction to be invalid, unenforceable, or void, that provision will be enforced to the fullest extent permitted by applicable law, and the remainder of the Assignment Agreement will remain in full force and effect. If the time period or scope of any provision is declared by a court of competent jurisdiction to exceed the maximum time period or scope that that court deems enforceable, then that court will reduce the time period or scope to the maximum time period or scope permitted by law. If the geographic region or scope of any provision is declared by a court of competent jurisdiction to exceed the maximum geographic region or scope that that court deems enforceable, then that court will reduce the geographic region or scope to the maximum time period or scope permitted by law.

(m) Counterparts. The Assignment Agreement and any document related to the Assignment Agreement may be executed by the Parties on any number of separate counterparts, by facsimile or email, and all of those counterparts taken together will be deemed to constitute one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signatures are physically attached to the same document. A facsimile or portable document format (“.pdf”) signature page will constitute an original for the purposes of this Section 7(l).

(n) Force Majeure. Neither Party will be in breach or default under this Assignment Agreement by reason of any failure or delay in the performance of its obligations under this Assignment Agreement where the failure or delay is due to any unforeseen cause beyond its control, including civil disturbances, riot, rebellion, invasion, epidemic, war, terrorism, embargo, natural disaster, acts of God, flood, fire, sabotage, other events or any other circumstances or causes beyond that Party’s control; provided, however, that the delayed Party gives the other Party prompt written notice of the failure or delay and the reason for that failure or delay and uses its reasonable efforts to avoid or limit the resulting failure or delay. Subject to the foregoing sentence, the period of performance for the delayed obligation will be extended by the duration of the delay.

[SIGNATURE PAGES FOLLOW]

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(Vivint Solar Licensing, LLC)

IN WITNESS WHEREOF, Assignor and Assignee have caused this Trademark Assignment Agreement to be executed by their duly authorized representatives as of the Effective Date.

ASSIGNOR:

VIVINT, INC., a Utah corporation

By:
Name:	Alex Dunn
Title:	President

[SIGNATURE PAGES CONTINUE ON FOLLOWING PAGE]

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(Vivint Solar Licensing, LLC)

ASSIGNEE:

VIVINT SOLAR LICENSING, LLC, a Delaware limited liability company

By:	VIVINT, INC., a Utah corporation, its Managing Member

By:
	Name:	Alex Dunn
	Title:	President

TRADEMARK ASSIGNMENT

(Vivint Solar Licensing, LLC)

EXHIBIT A

THIS TRADEMARK ASSIGNMENT AGREEMENT (this “Assignment”) is made and entered into as of June [    ], 2014 (“Effective Date”) by and between VIVINT, INC., a Utah corporation, with its principal office 4931 North 300 West, Provo, Utah 84604 (“Assignor”), and VIVINT SOLAR LICENSING LLC, a Delaware limited liability company, with its principal office at [                    ] (“Assignee”, each of Assignor and Assignee a “Party”, and collectively, the “Parties”).

WHEREAS, Assignor owns the name and mark “Vivint Solar,” including those United States and foreign trademarks set forth on Schedule A attached hereto, and all common-law rights associated therewith and all goodwill of the business associated therewith and symbolized thereby (collectively, the “Marks”);

WHEREAS, Assignor wishes to assign to Assignee, and Assignee wishes to acquire from Assignor, all right, title and interest to the Marks; and

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. Assignor hereby irrevocably and unconditionally assigns to Assignee, all of Assignor’s right, title, and interest in and to the Marks, together with the goodwill of the business symbolized by the Marks, for the purpose of granting the Vivint Solar License to Vivint Solar, as successor of the business to which the Marks relate. Assignor further irrevocably and unconditionally assigns to Assignee the right to bring all claims for past, present, and future infringement, misappropriation, or other violation of the Marks, including all rights to sue for and to receive and recover all profits and damages accruing from an infringement, misappropriation, or other violation as well as the right to grant releases for past infringements. For clarity, the foregoing assignment does not include or assign to Assignee any of Assignor’s right, title or interest in any other names or marks containing or comprising the term “Vivint,” all of which are retained by Assignor.

2. Assignor hereby requests the United States Commissioner of Patents and Trademarks, and any corresponding entities or agencies in any applicable foreign jurisdictions, to record Assignee as the assignee and owner of the Marks.

3. This Assignment Agreement shall be construed and interpreted in accordance with the laws of the State of Utah without giving effect to any principles of conflict of laws.

[Remainder of the page intentionally left blank]

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(Vivint Solar Licensing, LLC)

IN WITNESS WHEREOF, Assignor and Assignee have caused this Assignment Agreement to be executed by their duly authorized representatives as of the Effective Date.

ASSIGNOR:

VIVINT, INC., a Utah corporation

By:
Name:	Alex Dunn
Title:	President

[SIGNATURE PAGES CONTINUE ON FOLLOWING PAGE]

-3-	TRADEMARK ASSIGNMENT
(Vivint Solar Licensing, LLC)

ASSIGNEE:

VIVINT SOLAR LICENSING, LLC, a Delaware limited liability company

By:	VIVINT, INC., a Utah corporation, its Managing Member

By:
	Name:	Alex Dunn
	Title:	President

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(Vivint Solar Licensing, LLC)

SCHEDULE A

MARKS

MARKS	REGISTRATION OR APPLICATION NUMBER
VIVINT.SOLAR	85/427427
VIVINT.SOLAR	85/427420
VIVINT SOLAR	85/427430
VIVINT SOLAR	85/427389
VIVINT SOLAR	85/427422
VIVINT SOLAR	85/427413
VIVINT SOLAR	85/427400
VIVINT SOLAR	85/427393
VIVINT.SOLAR	85/427404

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(Vivint Solar Licensing, LLC)

SCHEDULE B

The following Encumbrances are in place as of [                    ], and shall be released simultaneously with the execution of this Agreement or promptly thereafter.

1.	Amended and Restated Credit Agreement dated as of June 28, 2013 among APX Group, Inc., APX Group Holdings, Inc., the other guarantors party thereto, each lender from time to time party thereto and Bank of America, N.A., as Administrative Agent, as L/C Issuer and Swing Line Lender (as amended, the “Credit Agreement”)

2.	Indenture dated as of November 16, 2012, relating to $925,000,000 6.375% Senior Secured Notes due 2019, among APX Group Inc., the guarantors from time to time party thereto and Wilmington Trust, National Association, as Trustee and Collateral Agent (as amended, the “6.375% Senior Secured Notes Indenture”)

3.	Indenture dated as of November 16, 2012, relating to $380,000,000 8.75% Senior Notes due 2020, among APX Group Inc., the guarantors from time to time party thereto and Wilmington Trust, National Association, as Trustee and Collateral Agent (as amended, the “8.75% Senior Notes Indenture”)

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(Vivint Solar Licensing, LLC)